UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2007

eFoodSafety.com, Inc.
(Exact name of registrant as specified in its charter)

                                                                                       Nevada                                                      333-68008                                               62-1772151
                                                                    (State or other jurisdiction                     (Commission File Number)                      (IRS Employer Identification No.)
                                                        of incorporation)
7702 E. Doubletree Ranch Road
Suite 300
Scottsdale, AZ 85258
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 480-607-2606

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On June 19, 2007, Robison, Hill & Co., the Company’s principal independent accountant, was dismissed by the Board of Directors, and E. Randall Gruber, CPA, PC was engaged to audit the Company’s financial statements.

The former accountant’s report on the Company’s financial statements for the past two fiscal years, April 30, 2005 and 2006, did not contain an adverse opinion or disclaimer of opinion, but the report did refer to Note 1 to the financial statements which stated: “These accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of April 30, 2006 [April 30, 2005], the Company has accumulated operating losses of $16,043,832 [$6,662,936] since its inception. The continuation of the Company is dependent upon the continuing financial support of directors and stockholders.” These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.”

There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two most recent fiscal years ended April 30, 2006 or during the interim period ended June 19, 2007, nor were there any reportable events during those periods.

The Company did not consult with E. Randall Gruber, CPA, PC during the past two fiscal years or during the interim period ended June 19, 2007 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered, and neither written nor oral advice was provided as to an accounting, auditing or financial reporting issue.

The Company has requested Robison, Hill & Co to review the foregoing disclosure and to provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made and, if not, the respects in which it does not agree. The letter is filed as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed as part of this report:

16.1 Letter from Robison, Hill & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      eFoodSafety.com, Inc.

Date June 19, 2007                                                                                                                     By: /s/ Patricia Gruden, President and CEO